DEFERRED POLICY ACQUISITION COSTS, DEFERRED SALES INDUCEMENTS AND VALUE OF BUSINESS ACQUIRED - Schedule of Projected VOBA Asset Amortization Expenses (Details) - USD ($) $ in Millions	Jun. 30, 2025	Dec. 31, 2024	Jun. 30, 2024	Dec. 31, 2023
Insurance [Abstract]
2025	$ 376
2026	705
2027	645
2028	598
2029	552
Thereafter	5,660
Total amortization expense	$ 8,536	$ 8,927	$ 9,570	$ 509